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\                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

AMERICAN INTERNATIONAL GROUP, INC. (AIG) 2005-2006 DEFERRED COMPENSATION PROFIT PARTICIPATION PLAN:

         The AIG 2005-2006 Deferred Compensation Profit Participation Plan was approved and adopted by the Board of Directors of AIG on September 21, 2005. Under the 2005-2006 Plan, select key employees, including all senior executive officers, have been awarded units by the AIG Compensation Committee. The number of units granted to executive officers are described under "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" in AIG's 2005 Proxy Statement dated June 27, 2005.

         The 2005-2006 Plan provides that if cumulative earnings per share (giving effect to adjustments provided for in the plan) for 2005 and 2006 exceed cumulative earnings per share for 2003 and 2004, then each participant will receive a contingent right to receive a specified number of AIG shares based upon the number of units they have been granted. For senior executive officers who have been granted 1,000 or more units (who are referred to as "senior partners"), including Martin J. Sullivan, Donald P. Kanak and Steven J. Bensinger, if there is such an increase in cumulative earnings per share, then they will receive a contingent right to receive 16 AIG shares for each unit they have been granted. This payout formulation is consistent with the criteria used to allocate shares to units by the Board of Directors of Starr International Company, Inc. ("SICO") under the SICO 2003-2004 Deferred Compensation Profit Participation Plan (which is the plan upon which this plan was based) and is consistent with the Estimated Future Payouts which are described in "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" of the 2005 Proxy Statement. In addition, senior executive officers who are "senior partners", including Messrs. Sullivan, Kanak and Bensinger, who continue to be employed on January 1, 2013 and have not reached age 65 will receive an increase of 20 percent in the number of AIG shares contingently allocated to them.

         AIG shares contingently allocated under the 2005-2006 Plan will not be immediately payable. Generally, for senior executive officers who are "senior partners", including Messrs. Sullivan, Kanak and Bensinger, the awards will be payable as follows: 10 percent on May 1, 2009, 10 percent on May 1, 2010, 5 percent on January 1, 2015 and the remainder upon retirement by an executive officer after reaching age 65. The shares allocated to a senior executive officer under the plan will vest upon the later of (1) the executive officer reaching age 65, or (2) having at least 4 years total service with AIG, except that shares that are paid early will vest when they are paid. In general, any unvested shares will be forfeited if an executive officer ceases employment with AIG for any reason prior to vesting of those shares. However, the Compensation Committee retains the right to vest AIG shares in its discretion. The Compensation Committee also retains the right to determine whether awards will be paid in shares of AIG common stock or in cash. At the time any shares are contingently allocated to a participant, the participant will be awarded a restricted stock unit under the AIG 2002 Stock Incentive Plan reflecting the terms of the 2005-2006 Plan.

         The 2005-2006 Plan for participants who are "senior partners" and the related form of "senior partner" award letter are attached hereto as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 10.1 American International Group, Inc. 2005-2006 Deferred Compensation Profit Participation Plan for Senior Partners and related form of Senior Partner Award Letter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: September 26, 2005                By /s/ KATHLEEN E. SHANNON
                                           ---------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

10.1 American International Group, Inc. 2005-2006 Deferred Compensation Profit Participation Plan for Senior Partners and form of Senior Partner Award Letter.